November 18, 1996



                  THE INFINITY MUTUAL FUNDS, INC.
                          VALUESTAR FUNDS
                   PRIME MONEY MARKET PORTFOLIO
               U.S. TREASURY MONEY MARKET PORTFOLIO
                          INVESTOR SHARES
                     SUPPLEMENT TO PROSPECTUS
                         DATED MAY 1, 1996



THE FOLLOWING SUPPLEMENTS AND SUPERSEDES ANY CONTRARY INFORMATION CONTAINED IN THE PORTFOLIOS' PROSPECTUS.

           As of July 1, 1996, the Portfolios commenced offering Trust Shares pursuant to a separate prospectus. Investors eligible to purchase Trust Shares should contact the Adviser.

                               * * *

           The Adviser has engaged Barnett Capital Advisors, Inc. (the "Sub-Adviser"), a newly-formed, wholly-owned subsidiary of Barnett Banks Trust Company, N.A., to provide the day-to day management of the Prime Portfolio's investments.

                                                  November 18, 1996



                  THE INFINITY MUTUAL FUNDS, INC.
                          VALUESTAR FUNDS
                   PRIME MONEY MARKET PORTFOLIO
                           TRUST SHARES
                     SUPPLEMENT TO PROSPECTUS
                        DATED JULY 1, 1996



THE FOLLOWING SUPPLEMENTS AND SUPERSEDES ANY CONTRARY INFORMATION CONTAINED IN THE PORTFOLIO'S PROSPECTUS.

           The Adviser has engaged Barnett Capital Advisors, Inc. (the "Sub-Adviser"), a newly-formed, wholly-owned subsidiary of Barnett Banks Trust Company, N.A., to provide the day-to day management of the Prime Portfolio's investments.

                                                  November 18, 1996

                  THE INFINITY MUTUAL FUNDS, INC.
                          VALUESTAR FUNDS
                     SUPPLEMENT TO PROSPECTUS
                         DATED MAY 1, 1996

           THE FOLLOWING INFORMATION SUPPLEMENTS AND SUPERSEDES ANY CONTRARY INFORMATION CONTAINED IN THE PROSPECTUS.

                       FINANCIAL HIGHLIGHTS

           Contained below for each Portfolio is per share operating performance data for an Investor Share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the period indicated (unaudited). Further financial data and related notes accompany the Statement of Additional Information, available upon request.


                                                                     ValueStar            ValueStar      ValueStar Short
                                           ValueStar Capital         Investment Grade    Tennessee Tax   Intermediate
                                           Growth Portfolio          Bond Portfolio      Exempt Bond     Duration Bond
                                                                                         Portfolio       Portfolio
                                           -----------                ------------        ----------      ---------
                                           For the Period            For the Period      Six Months Ended Six Months Ended
                                           from April 1,             from April 1,       June 30, 1996    June 30, 1996
                                           1996 to June 30, 1996(a)  June 30, 1996(a)
                                           (Unaudited)               (Unaudited)         (Unaudited)     (Unaudited)

Net Asset Vaule, Beginning Of Period        $ 10.00                 $ 10.00              $ 10.19          $ 10.13
                                            -------                  -------             -------          -------
Income from investment
operations:
  Net investment income (loss)                (0.01)                   0.14                 0.21             0.29
  Net realized and
    unrealized gains (losses) on
    securities transactions                    0.45                   (0.12)               (0.42)           (0.20)
                                              -----                 --------               ------           ------
  Net income (loss) from investment
    operations                                 0.44                    0.02                (0.21)            0.09
                                               ----                    ----                ------            ----
Less dividends and distributions:
  Dividends from net investment income           -                    (0.14)               (0.21)           (0.29)
                                              -----                   -------              -----            ------
Net change in net asset value                  0.44                   (0.12)               (0.42)           (0.20)
                                               ----                    -----               ------           ------
NET ASSET VALUE, END OF PERIOD              $ 10.44                  $ 9.88               $ 9.77           $ 9.93
                                             =======                  ======               ======          ======
Total Return (excluding sales charge)         12.76%(b)               (2.07%)(b)           (2.05)%(b)        0.87%(b)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000's)         $42,319                 $35,567              $91,138         $104,593
  Ratio of expenses to average net assets      1.30%(c)                1.21%(c)             0.85% (c)        0.85%(c)
  Ratio of net investment income (loss)
     to average net assets                    (0.22%)(c)               5.57%(c)             4.31%(c)         5.76%(c)
  Ratio of expenses to average net assets*     1.55%(c)                1.46%(c)             1.10%(c)         1.10%(c)
  Ratio of net investment income (loss) to
      average net assets*                     (0.47%)(c)               5.32%(c)             4.06%(c)         5.51%(c)
  Portfolio Turnover                          29.68%                  28.44%               86.83%           22.99%
  Average commission rate paid (d)            $0.0820                   --                   --               --
 -------------
*   During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of shares purchased and sold for which commissions were charged.

                             PERFORMANCE INFORMATION

           HISTORICAL PERFORMANCE INFORMATION--(Capital Growth Portfolio and Investment Grade Bond Portfolio only) The Capital Growth Portfolio and Investment Grade Bond Portfolio commenced operations on April 1, 1996 through a transfer of assets from common trust funds managed by the Adviser, using substantially the same investment objective, policies, restrictions and methodologies as the corresponding Portfolio. Set forth below is historical performance information for each of the Capital Growth Portfolio and Investment Grade Bond Portfolio which includes performance of the Portfolio's predecessor common trust fund for various periods ended June 30, 1996, as adjusted to reflect the estimated maximum operating expenses that may be charged the Investor Class of the respective Portfolio. This performance is not necessarily indicative of the future performance of either Portfolio.

                                                       Since
                             1 YEAR  5 YEARS 10 YEARS  12/31/80
                             ------  ------- --------  --------
CAPITAL GROWTH PORTFOLIO
  Maximum Offering Price..   24.58%  12.55%  10.01%   10.83%
  Net Asset Value.........   28.44%  13.22%  10.36%   11.03%
INVESTMENT GRADE BOND
PORTFOLIO
  Maximum Offering Price..    0.08%   6.68%   6.43%    9.59%
  Net Asset Value.........    3.22%   7.33%   6.76%    9.80%